Exhibit 10.4(b)

June 1, 2015

Blackwater Capital Management, LLC

470 Headquarters Plaza

East Tower – 4th Floor

Morristown, N.J. 07960

Attention: Mr. Andy Silwanowicz

Re:	Management Agreement Renewals

Dear Mr. Silwanowicz

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2016 and all other provisions of the Management Agreements will remain unchanged.

•	Emerging CTA Portfolio L.P.

•	Global Diversified Futures Fund L.P.

•	Blackwater Master Fund L.P.

•	MSSB Spectrum Technical L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036 or fax to 866-428-9026. If you have any questions, I can be reached at 212-296-6808 or contact Jack Yuen at 212-296-1320.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan
Patrick T. Egan President and Director

BLACKWATER CAPITAL MANAGEMENT LLC

By:	/s/ Andrew Silwanowicz

Print Name:	Andrew Silwanowicz

PE/kg